SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 2004

                             COMPUCOM SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         Delaware               0-14371                  38-2363156
       ------------           -----------               ------------
     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)


                    7171 Forest Lane, Dallas, TX            75230
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               (Address of principal executive offices)   (Zip Code)

                                 (972) 856-3600
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.
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     As previously disclosed, on May 28, 2004, June 1, 2004 and June 10, 2004, three substantially similar complaints were filed in the Chancery Court of the State of Delaware by purported stockholders of the Company allegedly on behalf of a class of holders of the Company's common stock. By order dated July 22, 2004, these three actions were consolidated for all purposes. On July 27, 2004, plaintiffs filed an amended class action complaint under the caption of one of the three actions (the "Amended Complaint") that names as defendants the Company, its directors, and Safeguard Scientifics, Inc. ("Safeguard"). The Amended Complaint alleges that the Company, its directors, and Safeguard breached fiduciary duties in connection with the merger agreement described in the Company's press release of May 28, 2004 and aided and abetted one another in the course of committing the alleged breach. Among other things, the Amended Complaint alleges that the defendants failed to obtain the best transaction reasonably available and diverted merger consideration from the Company's minority stockholders to Safeguard and the Company's directors and certain of its officers. It is also alleged that the Company failed to disclose, or only partially disclosed, certain matters in the Company's proxy statement.

     The Amended Complaint seeks (i) an injunction against the proposed transaction, (ii) an order invalidating the proposed transaction in the event it is consummated, (iii) an order directing the Company's directors to obtain a transaction that is in the best interests of all of its shareholders and to disclose all material information to shareholders in connection with any transaction; and (iv) the imposition of a constructive trust, in favor of plaintiffs, upon any benefits improperly received by defendants.

     On July 27, 2004, plaintiffs filed a motion for expedited proceedings and discovery in connection with the injunctive relief sought and requested that a preliminary injunction hearing be held before August 19, 2004, the date of the special meeting of the stockholders of the Company. Defendants filed their opposition to the motion on July 28, 2004. On July 29, 2004, the Court denied the motion.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMPUCOM SYSTEMS, INC.


Date:       July 30, 2004



                                   By: /s/ M. Lazane Smith
                                       -------------------------------------
                                       Name:   M. Lazane Smith
                                       Title:  Senior Vice-President / Chief
                                               Financial Officer